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Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                PURSUANT TO 18 U.S.C SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form, 10-Q/A-2 (the "Report") of Amaru, Inc. (the "Company"), for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof, I, Leong Hin Chua, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



/s/ Leong Hin Chua
-------------------------------------
President, Chief Executive Officer
August 6, 2010